SUPPLEMENT DATED DECEMBER 17, 2007
TO

PROSPECTUSES DATED MAY 1, 2007
FOR FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE AND
SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT J

This supplement contains information about the MFS/ Sun Life Series Trust.

On or about January 1, 2008, the name of the MFS/ Sun Life Series Trust will be changed to MFS Variable Insurance Trust II.

In addition, all of the funds under this Series Trust will be renamed by removing the reference to Sun Life and replacing the word "Series" with "Portfolio."

Please retain this supplement with your prospectus for future reference.

        SLNY VUL 12/07